Income Taxes	12 Months Ended
Dec. 31, 2019
Income Taxes
Note 12. Income Taxes

In 2017, the U.S. enacted the Tax Cuts and Jobs Act which significantly changed U.S. tax law. The Act lowered the U.S. statutory federal income tax rate from 35% to 21% effective January 1, 2018. This had an effect on the value of the Company’s net operating loss carryover, but since the deferred tax asset is fully reserved, it had no impact on the Company’s financial statements. The impact of the change is reflected in the table below.

The provision for (benefit from) income taxes for the years ended December 31, 2019 and 2018 are as follows, at the expected combined effective tax rate of approximately 26%.

	December 31,
	2019	2018
Federal and state net operating loss	$1,248	$69,089
Meals & entertainment	90	61
Life insurance	825	825
Goodwill amortization	(888)	-
Stock-based compensation	24,875	7,879
Depreciation	(5,474)	737
State tax, net of federal benefit	(62)	(6,580)
Other	(3,344)	(3,344)
Tax rate change	-	72,413
Change in Valuation Allowance	(17,180)	(141,098)
Total income tax provision	$-	$-

The provision for Federal income tax consists of the following for the years ended December 31, 2019 and 2018:

	December 31,
	2019	2018
Net operating loss carryforwards	$19,273	$75,922
Depreciation	3,191	8,665
Goodwill amortization	(888)	-
Stock based compensation	137,934	92,102
Valuation allowance	(159,509)	(176,689)
Total net deferred tax assets	$-	$-

The Company has maintained a full valuation allowance against the total deferred tax assets for all periods due to the uncertainty of future utilization.

As of December 31, 2019, the Company has net federal and state net operating loss carry forwards of approximately $91,777 that begin to expire in 2037.